Exhibit 24(b)(4)(ii)


                       OPPENHEIMER MAIN STREET FUNDS, INC.
              Series: Oppenheimer Main Street Income & Growth Fund
                  Class Y Share Certificate (8-1/2" x 12-5/8")


I.       FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4"
                                            x 11-1/4" decorative border)

                 (upper left)              box with heading: NUMBER (OF SHARES)

                 (upper right)             box with heading: CLASS Y SHARES

                 (centered
                  below boxes)              Oppenheimer Main Street Funds, Inc.
                           INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
                           SERIES:  OPPENHEIMER MAIN STREET INCOME & GROWTH FUND

         (at left)         THIS IS TO CERTIFY        (at right) SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                          box with CUSIP number
                                                               CUSIP 6838OD 884
         (at left)             is the owner of

         (centered)                 FULLY PAID CLASS Y SHARES OF
                 CAPITAL STOCK OF THE PAR VALUE OF $.01 EACH OF

               ---OPPENHEIMER MAIN STREET INCOME & GROWTH FUND---

                           A series  of  Oppenheimer  Main  Street  Funds,  Inc.
                           (hereinafter called the "Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration Articles of Incorporation of the Corporation to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                           WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

                           (at left                           Dated:  (at right
                           of seal)                                    of seal)
                           (signature)                              (signature)

                  /s/ George C. Bowen                  /s/ Bridget A. Macaskill
                  ------------------------              ------------------
                  TREASURER                           PRESIDENT




                                                           Exhibit 24(b)(4)(ii)
                                                                         Page 2
                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                       OPPENHEIMER MAIN STREET FUNDS, INC.
                                      SEAL
                                      1987
                                    MARYLAND



(at lower right, printed
 vertically)                            Countersigned
                                        OPPENHEIMERFUNDS SERVICES
                      (A DIVISION OF OPPENHEIMERFUNDS INC.)
                                        Denver (Colo.) Transfer Agent

                         By ____________________________
                                                     Authorized Signature

(at lower left corner, outside
ornamental border)
700-000000 [certificate number]


II. BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)         (Minor)

UNDER UGMA/UTMA ___________________

                                    (State)

Additional abbreviations may also be used though not on above list.

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

                                                           Exhibit 24(b)(4)(ii)
                                                                         Page 3



For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto


-----------------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________Class  Y  Shares  of  beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: ______________________

                               Signed: __________________________

                                     -----------------------------------
                                      (Both must sign if joint owners)

                                   Signature(s) __________________________
                                 Guaranteed              Firm or Bank
                                  By:           _____________________________
                                                                      Officer

(text printed                  NOTICE: The signature(s) to this assignment must
vertically to right             correspond with the name(s) as written upon the
of above paragraph)            face of the certificate in every particular
                                without alteration or enlargement or any change whatever.

(text printed in                 Signatures must be guaranteed by a financial
box to left of                 institution of the type described in the current
signature(s))                    prospectus of the Corporation.

The Corporation will furnish to any stockholder, on request and without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.













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